Note 8 - Goodwill	12 Months Ended
Oct. 31, 2024
Statement Line Items [Line Items]
Disclosure of goodwill [text block]
8.	Goodwill:

Goodwill of $5.8 million relates to the Bank’s acquisition of Digital Boundary Group and $6.5 million relates to the Bank’s acquisition of Stearns Bank Holdingford N.A. (note 26).

For the purpose of conducting an annual test for impairment, the Bank’s CGUs relates to the operations of these entities. The Bank considered the fair value less carrying value calculation in assessing impairment. The key assumptions underlying the impairment test of goodwill related to Digital Boundary Group included: five years of projected cash flow, a discount rate of 12.1% (2023 - 13.7%), an average yearly earnings growth rate of 13% (2023 - 14%) and a terminal growth rate of 2.0% (2023 - 2.0%). The key assumptions underlying the impairment test of goodwill related to VersaBank USA included: five years of projected cash flow, a discount rate of 10.0%, an average yearly earnings growth rate of 17% and a terminal growth rate of 1.0%.

The Bank did not recognize an impairment charge on the goodwill related to these entities as the recoverable amount of the CGUs exceeded the carrying value of the goodwill associated with these entities. Sensitivity analysis performed by management suggested that if the average annual growth rate were to decrease by approximately 10% for Digital Boundary Group over each year of the five-year planning horizon the carrying amount would be approximately equal to the recoverable amount of the CGU. For VersaBank USA, sensitivity analysis performed by management suggested that if the average annual growth rate were to decrease by 16% over each year of the five-year planning horizon the carrying amount would be approximately equal to the recoverable amount of the CGU.